PROMISSORY NOTE

$65,000.00                                            Dated: March 11, 2004

          FOR VALUE RECEIVED, INFINITE GROUP, INC., a corporation with offices at 595 Blossom Road, Suite 309, Rochester, NY 14610 14623 (the "Borrower"), hereby promises to pay to CARLE C. CONWAY, an individual residing at 10113 NE Kitsap Street, Bainbridge Island, WA 98110 (the "Lender"), the principal sum of Sixty Five Thousand Dollars ($65,000.00), plus interest at the annual rate of twelve percent (12%), in lawful money of the United States of America, upon the following terms:

      Due Date                           Payment

      April 11, 2004                $     650.00
      May 11, 2004                  $     650.00
      June 11, 2004                 $     650.00
      July 11, 2004                 $     650.00
      August 11, 2004               $     650.00
      September 11, 2004            $     650.00
      October 11, 2004              $     650.00
      November 11, 2004             $     650.00
      December 11, 2004             $     650.00
      January 11, 2005              $     650.00
      February 11, 2005             $     650.00
      March 11, 2005                $     650.00
      April 11, 2005                $     650.00
      May 11, 2005                  $     650.00
      June 11, 2005                 $     650.00
      July 11, 2005                 $     650.00
      August 11, 2005               $     650.00
      September 11, 2005            $     650.00
      October 11, 2005              $     650.00
      November 11, 2005             $     650.00
      December 11, 2005             $     650.00
      January 11, 2006              $  65,650.00

            Borrower shall have the right, at its option and without prior notice to Lender, and without penalty, to prepay all or any part of the outstanding principal amount of this Note at any time.

            Upon the occurrence of any of the following events of default, the entire indebtedness evidenced by this Note, including expenses of collection, shall immediately become due and payable without further notice, presentation or demand:

            (i) The failure to pay a monthly installment within ten (10) days of its due date following the Lender's written notice of default and demand;

            (ii) The bankruptcy of Borrower or the filing by Borrower of a voluntary petition under any provision of the bankruptcy laws; the institution of bankruptcy proceedings in any form against Borrower which shall be consented to or permitted to remain undismissed or unstayed for ninety (90) days; or the making by Borrower of an assignment for the benefit of creditors;

            (iii) The taking of any judgment against Borrower, which judgment is not paid in accordance with its terms, satisfied, discharged, stayed or bonded within ninety (90) days from the entry thereof; or

            (iv) The assignment of this Note by Borrower, provided, however, that Borrower may assign this Note to any person or entity that controls, is controlled by or is under common control with, Borrower.

            No failure on the part of Lender to exercise, and no delay in exercising, any of the rights provided for herein, shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right.

            Lender shall not, without the express prior written consent of Borrower, assign, sell, gift or otherwise transfer this Note to any third party, provided, however, that Lender may assign this Note to any person or entity that controls, is controlled by or is under common control with, Lender without the prior consent of Borrower.

            This Note is secured by in accordance with that certain Collateral Security Agreement of dated August 13, 2003 by and between the Lender and the Borrower.

            Borrower agrees to pay all costs and expenses incurred by Lender in enforcing this Note, including without limitation all reasonable attorneys fees and expenses incurred by Lender.

            This Note shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the date set forth above.

                              INFINITE GROUP, INC.

                              By:_______________________________________
                                   Michael S. Smith, President


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